OMB APPROVAL
	OMB Number:	3235-0578
	Expires:	March 31, 2019
UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	12/31/16

Item 1.  Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

(Unaudited)

SHARES		VALUE
	CONVERTIBLE PREFERRED STOCKS (Restricted)(a) (b) - 0.8% of Net Assets
	Biotechnology — 0.7%
2,538,462	BioClin Therapeutics, Inc. Series A	$1,650,000
2,133,333	GenomeDx Biosciences, Inc. Series C	3,199,999
		4,849,999
	Health Care Equipment & Supplies — 0.1%
407,078	IlluminOss Medical, Inc. Series AA	407,078
383,470	IlluminOss Medical, Inc. Series Junior Preferred	383,470
		790,548
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,266,674)	5,640,547

	PREFERRED STOCK - 1.6% of Net Assets
	Real Estate Investment Trust — 1.6%
200,000	Welltower Inc.	12,036,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	12,036,000
	MANDATORY CONVERTIBLE PREFERRED STOCKS - 1.6% of Net Assets
	Pharmaceuticals — 1.6%
5,000	Allergan plc, 5.50% due 03/01/18	3,812,300
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/18	8,385,000
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCKS (Cost $18,000,000)	12,197,300

PRINCIPAL AMOUNT
	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 18.8% of Net Assets
	Convertible Notes — 4.7%
	Biotechnology — 2.7%
$10,748,000	ARIAD Pharmaceuticals, Inc., 3.63% due 6/15/19 (c)	16,202,610
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20	3,960,000
		20,162,610
	Pharmaceuticals — 2.0%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	9,262,500
7,000,000	Egalet Corporation, 5.50% due 4/1/20	6,059,375
		15,321,875
	TOTAL CONVERTIBLE NOTES	35,484,485
	Non-Convertible Notes — 14.1%
	Biotechnology — 1.4%
10,000,000	Amgen Inc., 3.63% due 5/15/22 (d)	10,333,980
	Health Care Equipment & Supplies — 1.4%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,148,570
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,594,994
		10,743,564

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT		VALUE
	Health Care Providers & Services — 9.5%
$12,693,000	Acadia Healthcare Company. Inc., 5.13% due 7/01/22	$12,613,669
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,470,190
8,665,000	Cigna Corporation, 5.88% due 3/15/41	9,960,357
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,406,287
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,439,625
7,500,000	HealthSouth Corporation, 5.75% due 11/1/24	7,593,750
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	10,643,703
		71,127,581
	Pharmaceuticals — 1.8%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (f)	6,145,013
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	678,600
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,317,404
		13,141,017
	TOTAL NON-CONVERTIBLE NOTES	105,346,142
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $140,831,779)	140,830,627

SHARES
	COMMON STOCKS AND WARRANTS - 102.1% of Net Assets
	Biotechnology — 32.4%
156	AbbVie Inc.	9,770
224,090	Alexion Pharmaceuticals, Inc. (b) (d)	27,417,411
146,000	Amgen Inc.	21,346,660
102,691	Biogen Inc. (b) (d)	29,121,114
447,164	Celgene Corporation (b) (d)	51,759,233
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (a) (b)	0
715,719	Gilead Sciences, Inc.	51,252,638
132,200	Global Blood Therapeutics, Inc. (b)	1,910,290
112,223	Incyte Corporation (b)	11,252,600
300,000	Karyopharm Therapeutics Inc. (b)	2,820,000
320,405	Natera, Inc. (b)	3,751,943
1,409,626	Pieris Pharmaceuticals, Inc. (b)	1,973,476
40,496	Pieris Pharmaceuticals, Inc., Series A warrants (Restricted, expiration 6/8/21) (a) (b)	10,529
20,248	Pieris Pharmaceuticals, Inc., Series B warrants (Restricted, expiration 6/8/21) (a) (b)	7,694
165,000	Puma Biotechnology, Inc. (b)	5,065,500
221,800	Sarepta Therapeutics, Inc. (b) (d)	6,083,974
68,700	United Therapeutics Corporation (b)	9,853,641
265,543	Vertex Pharmaceuticals Incorporated (b) (d)	19,562,553
		243,199,026
	Health Care Equipment & Supplies — 13.1%
1,343,400	Abbott Laboratories (d)	51,599,994

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Health Care Equipment & Supplies — continued
32,278	Becton Dickinson and Co.	$5,343,623
386,750	Endologix, Inc. (b)	2,212,210
397,030	Medtronic plc	28,280,447
102,300	Zimmer Biomet Holdings, Inc.	10,557,360
		97,993,634
	Health Care Providers & Services — 20.3%
134,007	AmerisourceBergen Corporation	10,478,007
203,100	Centene Corporation (b) (d)	11,477,181
60,950	Charles River Laboratories International, Inc. (b)	4,643,780
86,400	Cigna Corporation (d)	11,524,896
109,035	Community Health Systems, Inc. (b)	609,506
278,479	CVS Health Corporation	21,974,778
138,077	HCA Holdings, Inc. (b) (d)	10,220,460
112,000	Humana Inc. (d)	22,851,360
190,000	Molina Healthcare, Inc. (b)	10,309,400
164,500	Tenet Healthcare Corporation (b)	2,441,180
226,921	UnitedHealth Group Inc.	36,316,437
86,604	Universal Health Services, Inc. (d)	9,212,933
		152,059,918
	Health Care Technology — 0.2%
173,600	Allscripts Healthcare Solutions, Inc. (b)	1,772,456

	Life Sciences Tools & Services — 1.1%
60,566	Thermo Fisher Scientific Inc.	8,545,863

	Pharmaceuticals — 25.4%
145,970	Allergan plc (b)	30,655,160
130,223	Diplomat Pharmacy, Inc. (b)	1,640,810
343,005	Eli Lilly & Company	25,228,018
443,212	Johnson & Johnson (d)	51,062,454
131,200	Medicines Company (The) (b) (d)	4,452,928
870,500	Merck & Co., Inc.	51,246,335
70,900	Mylan NV (b)	2,704,835
646,037	Pfizer Inc.	20,983,282
72,300	Teva Pharmaceutical Industries Ltd. (e)	2,620,875
		190,594,697
	Real Estate Investment Trusts — 9.6%
203,105	Care Capital Properties, Inc.	5,077,625
106,212	LTC Properties, Inc.	4,989,840
709,455	Medical Properties Trust, Inc.	8,726,296
413,116	Omega Healthcare Investors, Inc.	12,914,006
530,672	Physicians Realty Trust	10,061,541
456,190	Sabra Health Care REIT, Inc.	11,140,160
479,604	Senior Housing Properties Trust	9,078,904
15,000	Ventas Realty, LP / Ventas Capital Corporation	360,150

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Real Estate Investment Trusts — continued
152,491	Ventas, Inc.	$9,533,737
		71,882,259
	Real Estate Management & Development — 0.0%
5,323	The RMR Group Inc.	210,258
	TOTAL COMMON STOCKS AND WARRANTS (Cost $847,352,343)	766,258,111

PRINCIPAL AMOUNT
	SHORT-TERM INVESTMENT - 4.9% of Net Assets
$36,979,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $36,979,000, 0.03%, dated 12/30/16, due 01/03/17 (collateralized by U.S. Treasury Notes 2.50%, due 8/15/23, market value $7,921,452 and U.S. Treasury Notes 2.75%, due 2/15/24, market value $29,801,343)	36,979,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $36,979,000)	36,979,000
	TOTAL INVESTMENTS - 129.8% (Cost $1,060,349,391)	973,941,585

NUMBER OF CONTRACTS (100 SHARES EACH)
	CALL OPTION CONTRACTS WRITTEN - (0.2)% of Net Assets
2,051	Abbott Laboratories Jan17 39.5 Call	(65,632)
1,210	Alexion Pharmaceuticals, Inc. Jan17 140 Call	(260,150)
730	Amgen Inc. Jan17 157.5 Call	(15,330)
352	Biogen Inc. Jan17 310 Call	(93,280)
423	Celgene Corporation Jan17 120 Call	(64,296)
2,031	Centene Corporation Jan17 62.5 Call	(40,620)
432	Cigna Corporation Jan17 145 Call	(60,480)
841	HCA Holdings, Inc. Jan17 77 Call	(60,973)
743	Humana Inc. Jan17 210 Call	(437,627)
1,059	Johnson & Johnson Jan17 117 Call	(76,248)
1,312	Medicines Company (The) Jan17 40 Call	(52,480)
196	Sarepta Therapeutics, Inc. Jan17 40 Call	(4,900)
544	Universal Health Services, Inc. Jan17 115 Call	(39,440)
744	Vertex Pharmaceuticals Incorporated Jan17 87.5 Call	(22,320)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $1,591,706)	(1,293,776)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 129.6% (Cost $1,058,757,685)	972,647,809
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (29.6)%	(222,162,504)
	NET ASSETS - 100%	$750,485,305

(a)         Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)         Non-income producing security.

(c)          Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)         A portion of security is pledged as collateral for call options written.

(e)          American Depository Receipt

(f)           Foreign security.

The accompanying notes are an integral part of this Schedule of Investments.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the “Trustees”) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Gain or loss is recognized when the option contract expires, is exercised or closed. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At December 31, 2016, the cost of securities for Federal income tax purposes was $1,061,173,203. The net unrealized loss on securities held by the Fund was $87,231,618, including gross unrealized gain of $45,848,631 and gross unrealized loss of $133,080,249.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing

The accompanying notes are an integral part of this Schedule of Investments.

methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 to value the Fund’s net assets. For the period ended December 31, 2016, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Biotechnology	—	—	$4,849,999	$4,849,999
Health Care Equipment & Supplies	—	—	790,548	790,548
Preferred Stock
Real Estate Investment Trust	$12,036,000	—	—	12,036,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	12,197,300	—	—	12,197,300
Convertible Notes
Biotechnology	—	$20,162,610	—	20,162,610
Pharmaceuticals	—	15,321,875	—	15,321,875
Non-Convertible Notes
Biotechnology	—	10,333,980	—	10,333,980
Health Care Equipment & Supplies	—	10,743,564	—	10,743,564
Health Care Providers & Services	—	71,127,581	—	71,127,581
Pharmaceuticals	—	13,141,017	—	13,141,017
Common Stock and Warrants
Biotechnology	243,180,803	—	18,223	243,199,026
Health Care Equipment & Supplies	97,993,634	—	—	97,993,634
Health Care Providers & Services	152,059,918	—	—	152,059,918
Health Care Technology	1,772,456	—	—	1,772,456
Life Sciences Tools & Services	8,545,863	—	—	8,545,863
Pharmaceuticals	190,594,697	—	—	190,594,697
Real Estate Investment Trusts	71,882,259	—	—	71,882,259
Real Estate Management & Development	210,258	—	—	210,258
Short-term Investment	—	36,979,000	—	36,979,000
Total	$790,473,188	$177,809,627	$5,658,770	$973,941,585

Other Financial Instruments
Liabilities
Call Options Contracts Written	$(1,293,776)	—	—	(1,293,776)
Total	$(1,293,776)	$—	$—	$(1,293,776)

The accompanying notes are an integral part of this Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of December 31, 2016
Convertible Preferred Stocks
Biotechnology	$4,151,922	$(397)	$698,474			$4,849,999
Health Care Equipment & Supplies	790,548	(482)	482			790,548
Common Stocks and Warrants
Biotechnology	37,528	(19,868)	563			18,223
Total	$4,979,998	$(20,747)	$699,519	$—	$—	$5,658,770

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016						$(20,747)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 12/31/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$18,223	Income approach, Black-Scholes	Discount for lack of marketability	20%-50%(20%)

	3,990,547	Adjusted capital asset pricing model	Discount rate Price to sales multiple	16.71%-33.45%(22.60%) 2.41-3.46 (2.78)

	1,650,000	Market approach, recent transaction	(a)	N/A
$5,658,770

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 0.6% of the Fund’s Managed Assets at December 31, 2016.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at December 31, 2016. The Fund on its own does not have the right to demand that such securities be registered.

The accompanying notes are an integral part of this Schedule of Investments.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,650,829	$0.65	$1,650,000
Eleven Biotherapeutics, Inc.
Warrants (expiration 11/24/17)	11/25/14	2,780	0.00	0
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,202,511	1.50	3,199,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	282,797	1.00	407,078
Series Junior Preferred Cvt. Pfd	1/21/16	130,537	1.00	383,470
Pieris Pharmaceuticals, Inc.,
Series A Warrants (expiration 6/8/21)	6/7/16	5,459	0.26	10,529
Series B Warrants (expiration 6/8/21)	6/7/16	2,730	0.38	7,694
		$5,277,643		$5,658,770

(#)       See Schedule of Investments and corresponding footnotes for more information on each issuer.

The accompanying notes are an integral part of this Schedule of Investments.

Item 2.  Controls and Procedures.

(a.)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	2/24/17

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	2/24/17